UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2023

Vecta Inc.

(Exact name of registrant as specified in its charter)

Maryland	46-3001280
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

One World Trade Center, Suite 8500, New York, NY	10007
(Address of Principal Executive Offices)	Zip Code

(Registrant’s telephone number, including area code):

212-280-1000

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
(Not Applicable)	(Not Applicable)	(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On June 30, 2023, Vecta Inc. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with its sole shareholder, Vecta Partners LLC, a Delaware limited liability company (“Shareholder”), pursuant to which Shareholder purchased 1,975,309 shares of common stock of the Company, par value $0.01 per share (the “Subscription Shares”), at $1.27 per share for total aggregate gross proceeds of $2,500,000 in a private placement (the “Sale”). Shareholder is an accredited investor and there were no underwriting discounts or commissions paid in the Sale. Mark M. Silber, a member of our board of directors, is the sole member of Shareholder.

The foregoing description of the Subscription Agreement is not complete and is subject to and qualified in its entirety by reference to the Subscription Agreement, which is filed as Exhibit 10.1 hereto and the terms of which are incorporated by reference herein. The Subscription Agreement attached hereto is not intended to provide any other information about the Company or the Shareholder and their respective affiliates. The representations, warranties and covenants contained in the Subscription Agreement were made only for purposes of that agreement, are solely for the benefit of the parties to the Subscription Agreement and may be subject to limitations agreed upon by the contracting parties. Persons other than the parties to the Subscription Agreement should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Subscription Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02. The Subscription Shares issued pursuant to the Subscription Agreement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Subscription Agreement, dated June 30, 2023, between the Company and Vecta Partners LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTA INC.

Dated: July 7, 2023	By:	/s/ Fredrick Schulman
	Name:	Fredrick Schulman
	Title:	Chairman, President and Chief Executive Officer